UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-CSR S

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: December 31

DATE OF REPORTING PERIOD: June 30, 2009

The Thai Capital Fund, Inc.

Item 1. Reports to Stockholders.

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund’s investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the “Manager”), the Fund’s investment manager, and the Fund. The Fund’s investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (Singapore) Ltd., the Fund’s investment adviser, provides the Manager with advice regarding investments by the Investment Plan and manages the Fund’s assets held outside the Investment Plan.

Shareholder Information

The Fund’s shares are listed on the NYSE Amex Equities (“NYSE Amex”), formerly the American Stock Exchange. The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE Amex, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE Amex trading symbol is “TF”. The Fund’s weekly NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2009.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

The Thai Capital Fund, Inc.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the “Plan Agent”) at the address shown below.

Certifications

The Fund’s chief executive officer has certified to the NYSE Amex that, as of June 1, 2009, he was not aware of any violation by the Fund of applicable NYSE Amex corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.

c/o American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Telephone: (866) 669-9905; (718) 921-8124

www.amstock.com

The Thai Capital Fund, Inc.

Shareholder Letter (unaudited)

August 4, 2009

Dear Shareholders:

The management of The Thai Capital Fund, Inc. (the “Fund”) would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand (“SET”) and the Fund’s performance for the six months ended June 30, 2009.

Thai Stock Market Overview & Outlook

In the first six months of 2009, the SET closed at 597.48 points, up 147.52 points or 32.78% from December 31, 2008 at 449.96 points. The Thai market rose along with the regional markets e.g., NIX (Japan) +12.40%, HSKI (Hong Kong) +22.18%, KLI (Malaysia) +20.69%, SSEC (China) +65.21%, BSESN (India) +47.07%, and PHCOMP (Philippines) +29.90%. The key driver mainly came from funds inflow of foreign investors who now appear to have gained higher risk appetite and the belief in a stronger Asian economy. Flows into Asia ex-Japan were $10.7bn for the first half of 2009.

While the Thai economy probably hit bottom during the second quarter of 2009, we do not expect the recovery to be rapid. Despite positive Gross Domestic Product (“GDP”) growth expectations in the fourth quarter of 2009, the GDP level is not likely to recover to its highest level prior to the current downturn until the fourth quarter of 2010 at the earliest. Machinery, electronics and basic materials sectors are likely to recover earlier on the back of improving exports and domestic fiscal stimulus, while tourism and sectors that cater to lower-income workers are likely to lag in recovery.

We have become more optimistic and therefore anticipate a smaller contraction in GDP in 2009 at 4 to 4.5% from the previous forecast of 5 to 6%. While the worst of the manufacturing slowdown is likely near to over, full effects from tourism and export contraction remain the most significant downside risk. However, the leading indicators for stronger GDP growth are industrial production of our key export destination nations such as the United States, Japan and the EU nations.

We think there is short-term downside risk of a market correction in the third quarter of 2009, given concerns about the sustainability of the economic recovery and moderately expensive valuations as positive news and anticipation of an upturn have been largely priced in. SET earnings for 2009 are expected to post small growth thanks to stocks gains in the energy and petrochemical sectors as well as economically resilient food-related sectors. Banks should be less cautious about lending as business sentiment and consumer confidence improve in 2009.

Thai Economy probably hit bottom during the second quarter of 2009

Much of the discussion of “green shoots” in the global economy appears overblown since most indicators suggest a bottoming out rather than a sustained or rapid recovery. Global conditions and Thai exports are likely to show improvement in the third quarter of 2009. Thai exports have tended to track Organization for Economic Co-operation and Development (“OECD”) industrial production reasonably well and leading indicators for OECD industrial production have improved for several consecutive months. Nevertheless, real GDP in the third quarter will be just slightly better than the bottom reached during the second quarter and the likely positive GDP growth early in the fourth quarter will not mean that the economy has recovered to any meaningful extent as the level of real GDP was very low to begin with during the fourth quarter of 2008.

Machinery, Electronics and Basic Materials Sectors should recover first

The recovery will be led by improving exports, with an additional but limited impetus provided by domestic fiscal stimulus. This suggests that sectors such as machinery, electronics and basic materials should recover first as they would benefit most from the rebound in Chinese imports and fiscal stimulus.

The Thai Capital Fund, Inc.

China’s economy has proved relatively resilient thus far as being one of few countries around the world with a purchasing manager index (PMI) above 50, indicating expansion. Fortunately, Thailand seems to be relatively geared to a recovery in China. China’s imports from Thailand are at 80% of the pre-downturn level, compared to less than 70% for other regions and have rebounded faster than those from elsewhere. As of April 2009, Thai exports to China and Hong Kong were at 71% of their peak level (July 2008), up from 56% in January 2009. By contrast, Thai exports to ASEAN countries remained at only 54% of their peak. Machinery and electronics accounted for nearly 60% of total Thai exports to China and Hong Kong. As of May 2009, total Thai exports of machinery and electronics have picked up from their trough in January 2009 by 27%.

On the other hand, we believe the basic materials sector would benefit from fiscal stimulus. The largest share of spending in the bulk of the 1.4 trillion baht stimulus package (SP2) is for transportation and logistics (40%) which goes toward the basic materials sector. While the fiscal stimulus will provide a welcome boost to the economy, the long lead time associated with this kind of spending coupled with the usual implementation delays suggest that the magnitude of the actual stimulus in 2009 and 2010 could be less than commonly expected.

Tourism and sectors that cater to lower-income workers will lag the recovery

The tourism slowdown remains the largest downside risk for the Thai economy in light of its linkages to the overall economy and large employment footprint. While we expect tourist arrivals and revenue to drop by as much as approximately 15% and 20% in 2009, respectively, growth in 2010 is unlikely to be sufficient to take us back to pre-downturn levels. Thanks to airport closures and political unrest, the tourism downturn in Thailand has significantly outpaced that of the region.

Tourism arrivals and revenue are expected to grow around 6% and 12% in 2010, respectively, due largely to the slow economic recovery in many of Thailand’s major tourist markets. Controlling for specific episodes such as SARS and the tsunami, tourist arrivals in Thailand have tended to track GDP growth rates in the major tourist markets reasonably well. Since the recovery is likely to be particularly slow in Europe, this also suggests that tourist arrivals from Europe are unlikely to increase rapidly in 2010. While tourists from Europe account for 25% of total arrivals, they account for over 35% of total spending. Each tourist from Europe spends roughly twice as much as a tourist from East Asia. Growth in revenue per tourist is also likely to be lackluster given relatively low occupancy and room rates.

Sectors that cater to lower income workers will also lag. While hard asset prices have generally held up well in Thailand and the rich are still rich, this downturn has hit lower income workers harder. Sectors hit by the export and tourism slowdown tend to pay lower wages on average, and workers in these sectors have also suffered declines in their wages. Sectors that cater to lower income workers are therefore likely to lag in recovery. On average, increases in income for lower income workers tend to go largely towards increased spending on food and beverages and transport and communications, followed by housing-related expenditures. Put simply, the average worker with more money tends to eat and drink more (or more expensively); buy a new mobile phone and motorcycle; then spend on housing. Not surprisingly, motorcycle and pickup truck sales have dropped 40-50% during this downturn. The outlook for the low-end property market (e.g., condominiums and houses less than 1 million baht) is also likely to remain lackluster.

Performance Evaluation

As of June 30, 2009 the Fund had net assets of US$31.1 million, equivalent to a net asset value per share of US$9.80. Of this amount, equity securities accounted for 89.84% of the Fund’s net assets; the remainder was in cash and bank deposits.

Portfolio Management

Mr. Vijchu Chantatab has been the Fund’s portfolio manager since March 1, 2005. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

The Thai Capital Fund, Inc.

Finally, the Fund’s management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

By: /s/ Masaaki Goto

Masaaki Goto

Chairman of the Board

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments

June 30, 2009 (unaudited)

THAI COMMON STOCKS AND WARRANTS—89.84%
COMMON STOCKS—89.31%

Shares		Value	Shares		Value
Banks—19.66%			Energy—21.37%
598,400	Bangkok Bank Public		66,900	Banpu Public Co., Ltd.	$659,557
	Co., Ltd.	$1,901,941	766,300	PTT Exploration and
2,000,000	Bank of Ayudhya Public			Production Public
	Co., Ltd.	853,453		Co., Ltd.	3,010,661
1,504,000	Kasikornbank Public		381,100	PTT Public Co., Ltd.	2,624,439
	Co., Ltd.	2,932,348	325,500	Thai Oil Public Co., Ltd.	340,064
769,100	Tisco Financial Group				6,634,721
	Public Co., Ltd	416,469	Finance & Securities—3.99%
		6,104,211	3,076,200	Thanachart Capital
Commerce—10.24%				Public Co., Ltd.	1,240,272
288,400	BIG C Supercenter		Food & Beverage—4.10%
	Public Co., Ltd.	367,082	1,100,000	Minor International
3,000,000	CP ALL Public Co., Ltd.	1,509,729		Public Co., Ltd.	257,360
4,884,800	Home Product Center		13,167,400	Premier Marketing
	Public Co., Ltd.	790,663		Public Co., Ltd.*	558,013
240,800	Siam Makro Public	513,779	70,000	S&P Syndicate Public
	Co., Ltd.	3,181,253		Co., Ltd.	59,227
Communication—7.74%			138,000	Serm Suk Public
742,400	Advanced Info Service			Co., Ltd.	48,735
	Public Co., Ltd.	1,977,280	500,000	Thai Union Frozen
241,200	Interlink Communication			Products Public Co
	Public Co., Ltd.	39,041		Ltd.	348,739
2,604,600	Synnex Thailand Public				1,272,074
	Co., Ltd.	118,810	Health Care Services—3.73%
277,300	Total Access		4,855,700	Bangkok Chain Hospital
	Communication Public			Public Co., Ltd.	1,157,494
	Co., Ltd.	267,266	Household Goods—0.25%
		2,402,397	102,700	Modernform Group
				Public Co., Ltd.	76,316

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments (continued)

June 30, 2009 (unaudited)

COMMON STOCKS (concluded)

Shares		Value	Shares		Value
Machinery—0.32%			5,105,600	Thai Industrial &
1,210,000	Unimit Engineering			Engineering Service
	Public Co., Ltd.	$98,282		Public Co., Ltd.*	$414,703
Media& Publishing—7.51%			6,374,357	TRC Construction	495,247
3,270,979	Amarin Printing and			Public Co., Ltd.	1,590,474
	Publishing Public		Transportation—2.06%
	Co., Ltd.	1,155,156	486,300	Bangkok Expressway
1,481,900	BEC World Public			Public Co., Ltd.	239,003
	Co., Ltd.	911,480	119,100	Eternity Grand Logistics Public Co., Ltd.	8,692
500,000	MCOT Public Co., Ltd.	266,336	605,500	Thoresen Thai Agencies
		2,332,972		Public Co., Ltd.	392,029
Mining—0.91%					639,724
683,800	Padaeng Industry		Total Common Stocks (Cost—
	Public Co., Ltd.	281,734	$27,493,400)		27,731,076
Packaging—1.22%			WARRANTS—0.53%
			Property Development—0.53%
2,631,100	A.J. Plast Public Co., Ltd.	212,163	2,552,800	Thai Industrial &
2,412,800	Multibax Public Co., Ltd.	167,577		Engineering Service
		379,740		Public Co., Ltd.,
Personal Products—1.09%				expires
2,957,200	DSG International			5/27/2012*@	165,281
	(Thailand) Public			(Cost—$0)
	Co., Ltd.	339,412	Total Thai Common and Warrants
Property Development—5.12%			(Cost—$27,493,400)		27,896,357
2,377,000	Amata Corporation
	Public Co., Ltd.	370,755
1,500,000	Rojana Industrial Park
	Public Co., Ltd.	262,658
1,104,000	Sammakorn Public
	Co., Ltd.	47,111

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Portfolio of Investments (concluded)

June 30, 2009 (unaudited)

SHORT-TERM INVESTMENTS—10.60%
Principal Amount
(000)		Value
THAI BAHT SAVINGS ACCOUNT—9.89%
104,332	Bangkok Bank Savings
	Account, 0.5%,
	due 7/1/09	$3,070,433
U.S. DOLLAR TIME DEPOSIT—0.71%
$221	JPMorgan Chase Bank,
	0.05%, due 7/1/09	220,787
Total Short-Term Investments
(Cost—$3,252,751)		3,291,220
Total Investments—100.44%
(Cost—$30,746,151)		31,187,577
Liabilities in excess of other
assets—(0.44%)		(136,886)
NET ASSETS (Applicable to 3,167,316
shares of capital stock outstanding;
equivalent to $9.80 per
share)100.00%		$31,050,691

____________

*	Non-income producing securities.
@

Fair valued security. This security has been valued in good faith in a manner as prescribed by the Board of Directors. At June 30, 2009 this security had a market value of $165,281, representing 0.53% of net assets.

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

EQUITY CLASSIFICATIONS HELD		TEN LARGEST EQUITY POSITIONS HELD
June 30, 2009 (unaudited)		June 30, 2009 (unaudited)
	Percent of		Percent of
Industry	Net Assets	Issue	Net Assets
Energy	21.37%	PTT Exploration and Production
		Public Co., Ltd.	9.70%
Banks	19.66	Kasikornbank Public Co., Ltd.	9.44
Commerce	10.24	PTT Public Co., Ltd.	8.45
Communication	7.74	Advanced Info Service Public
Media & Publishing	7.51	Co., Ltd.	6.37
Property Development**	5.65	Bangkok Bank Public Co., Ltd.	6.13
Food & Beverage	4.10	CP ALL Public Co., Ltd.	4.86
Finance & Securities	3.99	Thanachart Capital Public Co., Ltd.	3.99
Health Care Services	3.73	Bangkok Chain Hospital Public Co., Ltd.	3.73
Transportation	2.06	Amarin Printing and Publishing
Packaging	1.22	Public Co., Ltd.	3.72
Personal Products	1.09	BEC World Public Co., Ltd.	2.94
Mining	0.91
Machinery	0.32
Household Goods	0.25	__________
		** Includes the value of warrants.

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Assets
Investment in securities, at value (cost-$30,746,151)	$ 31,187,577
Interest and dividends receivable	14,143
Prepaid expenses	17,270
Total assets	31,218,990
Liabilities
Accrued Thai tax provision	51,458
Payable for management fees	16,438
Payable for advisory fees	4,849
Payable for other affiliates	10,699
Accrued expenses and other liabilities	84,855
Total liabilities	168,299
Net Assets	$ 31,050,691
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
3,167,316 shares issued and outstanding	$ 31,673
Paid-in capital in excess of par value	37,491,579
Accumulated net investment income	340,669
Accumulated net realized loss on investments and foreign currency transactions	(7,260,709)
Net unrealized appreciation on investments and other assets and liabilities
denominated in foreign currency	447,479
Net assets applicable to shares outstanding	$ 31,050,691
Net Asset Value Per Share	$ 9.80

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Operations

For the Six Months Ended June 30, 2009 (unaudited)

Investment income:
Dividends	$ 778,510
Interest	4,321
Total investment income	782,831
Expenses:
Administration fee	85,500
Investment management fee	75,266
Investment advisory fee	73,997
Thai repatriation tax expense	51,519
Audit and tax services	37,688
Legal fees and expenses	32,232
Reports and notices to shareholders	24,440
Directors’ fees and expenses	22,712
Custodian fees and expenses	17,077
Transfer agency fee and expenses	6,609
Insurance expense	5,044
Other	32,772
Total expenses before expense waivers	464,856
Less waiver of:
Administration fee	(25,000)
Investment advisory fee	(49,516)
Net expenses	390,340
Net investment income	392,491
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized losses on investments	(3,981,937)
Net realized foreign currency transaction gains	70,571
Net change in unrealized appreciation (depreciation) on equity investments	11,336,314
Net change in unrealized appreciation (depreciation) on short-term investments
and other assets and liabilities denominated in foreign currency	43,529
Net realized and unrealized gains from investment activities and foreign
currency transactions	7,468,477
Net increase in net assets resulting from operations	$ 7,860,968

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Consolidated Statement of Changes in Net Assets

	For the Six Months	For the Year
	Ended June 30, 2009 (unaudited)	Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$ 392,491	$ 431,920
Net realized gain (loss) on:
Investments	(3,981,937)	2,373,709
Foreign currency transactions	70,571	(220,186)
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	11,336,314	(21,141,555)
Translation of short-term investments and other assets
and liabilities denominated in foreign currency	43,529	(2,641)
Net increase (decrease) in net assets resulting from operations	7,860,968	(18,558,753)
Dividends and distributions to shareholders from:
Net investment income	—	(265,695)
From capital stock transactions:
Sale of capital stock resulting from reinvestment of dividends	—	28,282
Net increase in net assets	7,860,968	(18,796,166)
Net assets:
Beginning of period	23,189,723	41,985,889
End of period (including undistributed net investment
income and accumulated net investment loss of $340,669
and $(51,822), respectively)	$ 31,050,691	$ 23,189,723

See accompanying notes to consolidated financial statements.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the “Manager”), the Fund’s investment manager. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand. In addition, the Investment Plan will expire in 2015, unless continuance is approved by Thailand’s Securities and Exchange Commission (“Thai SEC”), which is unlikely. Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate. In the event of liquidation of the Investment Plan, the Fund’s Board of Directors will consider, among other things, whether to liquidate the Fund, operate the Fund as a direct foreign investor (if then permitted under Thai law) or take other appropriate action.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

Fair Value Measurements—In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. There has been no impact to the Fund as a result of the adoption of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (continued)

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

	Investments i	Other Financial
Valuation Inputs	Securities	Instruments
Level 1—Quoted Prices	$ 27,896,357	$ —
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—
Total	$ 27,896,357	$ —

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of June 30, 2009 is presented.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund provides for Thai taxation based upon its understanding of the application of Thai tax law to the Investment Plan. Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan’s overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the implementation of FIN 48 did not result in a material impact to the Fund’s net assets, results of operations and financial statement disclosures. Management will continue to monitor the Fund’s tax positions prospectively for potential future impacts.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (continued)

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average net assets. At June 30, 2009, the Fund owed the Manager $16,438. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2009, no out-of-pocket expenses were paid to the Manager.

Under the International Investment Advisory Agreement, Daiwa SB Investments (Singapore) Ltd. (“the Adviser”) provides general and specific investment advice to the Manager with respect to the Fund’s assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund’s assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund’s average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2009, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund’s average net assets for the fiscal year ended December 31, 2009. At June 30, 2009, the Fund owed the Adviser $5,042, net of waivers.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2009. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2009, no out-of-pocket expenses were paid to the Administrator.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2009, DSTC earned $3,070, as compensation for its custodial services to the Fund.

The Thai Capital Fund, Inc.

Notes to Consolidated Financial Statements (concluded)

At June 30, 2009, the Fund owed $8,333, $1,750 and $615 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

Bangkok Bank Public Company Ltd. is the custodian for the Fund’s Thai assets.

The Fund paid or accrued $32,232 for the six months ended June 30, 2009 for legal services in conjunction with the Fund’s ongoing operations provided by the Fund’s law firm, Clifford Chance US LLP, of which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

During the six months ended June 30, 2009, the Fund made purchases of $7,817,697 and sales of $9,030,039 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2009 for federal income tax purposes was $27,816,347, excluding short-term investments. At June 30, 2009, net unrealized appreciation, excluding short-term securities aggregated $80,010 of which $4,022,064 related to appreciated securities and $3,942,054 related to depreciated securities.

At December 31, 2008, the Fund had a remaining capital loss carryover of $3,002,440, of which $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

Concentration of Risk

The Fund’s investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 3,167,316 shares outstanding at June 30, 2009, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,730 shares.

The Thai Capital Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended June 30,
	2009	For the Years Ended December 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$ 7.32	$ 13.27	$ 10.11	$ 8.92	$ 8.88	$ 9.62
Net investment income	0.12*	0.14*	0.17*	0.16*	0.12*	0.05*
Net realized and unrealized gains
(losses) on investments and foreign
currency transactions	2.36	(6.01)	3.19*	1.31	0.01	(0.75)
Net increase (decrease) in net asset
value resulting from operations	2.48	(5.87)	3.36	1.47	0.13	(0.70)
Less: dividends and distributions
to shareholders Net investment income	—	(0.08)	(0.20)	(0.28)	(0.09)**	(0.04)
Net asset value, end of period	$ 9.80	$ 7.32	$ 13.27	$ 10.11	$ 8.92	$ 8.88
Per share market value, end of period	$ 8.85	$ 6.71	$ 13.59	$ 11.21	$ 8.99	$ 8.49
Total investment return:(a)
Based on market price at beginning
and end of period, assuming
reinvestment of dividends	31.89%	(50.00)%	23.09%	27.89%	6.89%	(7.40)%
Based on net asset value at beginning
and end of period, assuming
reinvestment of dividends	33.88%	(44.14)%	33.27%	16.24%	1.40%	(6.89)%
Ratios and supplemental data:
Net assets, end of period (in millions)	$ 31.1	$ 23.2	$ 42.0	$ 31.8	$ 28.0	$ 27.9
Ratios to average net assets of:
Expenses, before waivers of
Administration and Advisory fees
and excluding Thai taxes applicable
to net investment income	3.34%#	3.11%	2.57%	2.66%	3.04%	2.85%
Expenses, after waivers of
Administration and Advisory fees
and including Thai taxes applicable
to net investment income	3.15%#	2.65%	2.20%	2.39%	2.58%	2.32%
Expenses, after waivers of
Administration and Advisory fees
and excluding Thai taxes
applicable to net investment income	2.74%#	2.57%	2.04%	2.10%	2.46%	2.26%
Expenses, before waivers of
Administration and Advisory
fees and including Thai taxes
applicable to net investment income	3.76%#	3.19%	2.74%	2.95%	3.16%	2.91%
Net investment income	3.17%#	1.21%	1.45%	1.57%	1.36%	0.63%
Portfolio turnover	34.79%	80.06%	90.30%	129.02%	70.01%	11.21%

____________

*	After Thai taxes applicable to net investment income.
**	Actual dividend equals $0.095 per share.
(a)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

#	Annualized.

The Thai Capital Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 1, 2009, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the “Fund”) was held and the following matter was voted upon and passed.

Election of two Class III Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2012.

Number of Shares/Votes
Class III	Voted For	Proxy Authority Withheld
Masaaki Goto	1,632,116	609,936
Richard J. Herring	1,642,600	599,452

In addition to the Directors re-elected at the Meeting, Austin C. Dowling, Martin J. Gruber, David G. Harmer and Rahn K. Porter were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.
•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Thai Capital Fund, Inc. held on June 1, 2009, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (Singapore) Ltd. (the “Investment Adviser”) under the Advisory Agreement and SCB Asset Management Co., Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Stock Exchange of Thailand Index. The Board noted that the Fund out-performed the benchmark for the last one-year period, three-year period and five-year period. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark; however, the Fund generally performed in line with, but somewhat better than, the benchmark. The Board concluded that the Fund’s overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fees paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fees”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fees paid by the Fund. The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 21 other closed- and open-end funds with advisory fees, with only one fund with an advisory fee lower than the Fund. The Board further noted that the Investment Adviser does not advise any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee. The Board concluded that the advisory fees paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid to the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund. The Board noted that not only was the advisory fee rate for The Thai Fund significantly higher than for the Fund, but the assets of The Thai Fund were significantly greater than that of the Fund, resulting in an even higher fee. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund’s advisory fees were competitive with these other country funds. The Board did, however, note that the total expense ratio of the Fund was higher than that of The Thai Fund and many other country funds. The Board attributed this higher total expense ratio to the lower net assets of the Fund.

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and that the Fund’s assets are not likely to grow with new sales. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

BOARD OF DIRECTORS Masaaki Goto, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary	Semi-Annual Report June 30, 2009
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER
SCB Asset Management Co., Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
(Thai Custodian)
Daiwa Securities Trust Company
(U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

Item 2. Code of Ethics.

Not applicable for this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this semi-annual report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers. Not applicable for this semi-annual report.
(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser. Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By:	/s/ John J. O’Keefe

John J. O’Keefe, Principal Financial Officer

Date: September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John J. O’Keefe

John J. O’Keefe, Principal Financial Officer

Date: September 1, 2009

By:	/s/ Masaaki Goto

Masaaki Goto, Chairman

Date: September 1, 2009

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: September 1, 2009

By	/s/ John J. O’Keefe

John J. O’Keefe, Principal Financial Officer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masaaki Goto, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: September 1, 2009

By	/s/ Masaaki Goto

Masaaki Goto, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 1, 2009

By	/s/ John J. O’Keefe

John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 1, 2009

By	/s/ Masaaki Goto

Masaaki Goto, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.